UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2007

GMX RESOURCES INC.
 (Exact name of registrant as specified in its charter)

Oklahoma	000-32325	73-1534474
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Benham Place 9400 North Broadway, Suite 600 Oklahoma City, OK	73114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 600-0711

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On October 18, 2007, GMX Resources Inc. (the “Company”) issued a press release announcing its oil and gas production for the third quarter of 2007. A copy of the release is filed as an exhibit to this report and shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

ITEM 7.01. Regulation FD Disclosure.

On October 22, 2007, GMX Resources Inc. (the “Company”) made available on its website at www.gmxresources.com a presentation (“Presentation”) dated October 18, 2007, providing certain information about the Company, which information is also being presented by the Company at investors conferences or meetings. The Presentation is furnished under this Item 7.01 pursuant to Regulation FD and is included as an exhibit to this report.

ITEM 9.01 Financial Statements and Exhibits.

The following Exhibits are filed as a part of this report:

99.1 Company press release dated October 18, 2007.

99.2 Company Presentation dated October 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMX RESOURCES INC.

By:	/s/ Ken L. Kenworthy

Ken L. Kenworthy, Chief Financial Officer

Date: October 22, 2007

INDEX TO EXHIBITS

99.1 Company press release dated October 18, 2007.

99.2 Company Presentation dated October 18, 2007.